Supplement dated March 4, 2019

to the Prospectuses dated May 1, 2018 for:

Strategic Group Variable Universal Life® II, as supplemented

MassMutual Artistry, as supplemented

MassMutual Capital Vantage®, as supplemented

MassMutual EvolutionSM, as supplemented

MassMutual Transitions SelectSM II, as supplemented

MassMutual Transitions SelectSM, as supplemented

MassMutual Transitions®, as supplemented

Panorama Premier

Effective February 5, 2019:

Boston Partners Global Investors, Inc., replaced Wellington Management Company LLP as sub-adviser of the MML Fundamental Value Fund.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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